EXHIBIT 99.01
Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Basingstoke, UK – April 19, 2006 – Shire plc (LSE: SHP, NASDAQ: SHPGY; TSX: SHQ) today releases historical financial results for 2005, retrospectively adjusted to show the impact of SFAS 123R.

From January 1, 2006, Shire is required to adopt SFAS 123R in accounting for share-based compensation. This accounting standard applies a fair value methodology in quantifying the accounting charge associated with the grant of share-based compensation to employees which will then be allocated across cost of product sales, research and development, and selling, general and administration costs. The Company has decided to adopt SFAS 123R according to the modified retrospective method. As a result, comparatives in Shire’s statements of operations - including the accounting period for the year to December 31, 2005, will be retrospectively adjusted to include the adoption of SFAS 123R.

This statement is being published to provide investors with a complete historic quarterly analysis of the 2005 statement of operations, retrospectively adjusted to reflect the adoption of SFAS 123R.

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Brian Piper (North America)	+1 484 595 8252

Notes to editors

Shire plc
Shire’s strategic goal is to become the leading specialty pharmaceutical company that focuses on meeting the needs of the specialist physician. Shire’s therapeutic focus is on central nervous system (CNS), gastrointestinal (GI), human genetic therapies (HGT) and

Registered in England 2883758 Registered Office as above

general products (GP). The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent that opportunities arise through acquisitions. Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians. Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com

THE “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Statements included herein that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event such risks or uncertainties materialize, Shire’s results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with: the inherent uncertainty of pharmaceutical research, product development, manufacturing and commercialization; the impact of competitive products, including, but not limited to, the impact of those on Shire’s Attention Deficit and Hyperactivity Disorder (ADHD) franchise; patents, including, but not limited to, legal challenges relating to Shire’s ADHD franchise; government regulation and approval, including, but not limited to, the expected product approval dates of SPD503 (ADHD), SPD465 (ADHD), MESAVANCE™ (SPD476) (ulcerative colitis), ELAPRASE™ (I2S) (Hunter syndrome), and NRP104 (ADHD), including its scheduling classification by the Drug Enforcement Administration in the United States; Shire’s ability to benefit from its acquisition of Transkaryotic Therapies, Inc.; Shire’s ability to secure new products for commercialization and/or development; and other risks and uncertainties detailed from time to time in Shire’s filings and its predecessor registrant Shire Pharmaceuticals Group plc’s filings with the US Securities and Exchange Commission, including Shire’s Annual Report on Form 10-K for the year to December 31, 2005.

Unaudited results for 2005 by Quarter

	Adjusted Q1 2005 $M	Adjusted Q2 2005 $M	Adjusted Q3 2005 $M	Adjusted Q4 2005 $M	Adjusted YR 2005 $M
Revenues:
Product sales	269.4	351.6	309.2	397.5	1,327.7
Royalties	58.3	62.6	60.2	61.8	242.9
Other revenues	6.0	10.4	6.7	5.6	28.7

Total revenues	333.7	424.6	376.1	464.9	1,599.3

Costs and expenses:
Cost of product sales	33.6	42.3	60.5	79.1	215.5
Research and development	112.1	66.0	75.1	85.9	339.1
Selling, general and administrative	163.2	159.1	161.3	171.9	655.5
Depreciation and amortization	13.6	20.1	16.4	24.3	74.4
Intangible asset impairment	-	3.0	-	2.6	5.6
Reorganization costs	2.9	-	6.5	-	9.4
Integration costs	-	-	3.5	6.2	9.7
In-process R&D write-off	-	-	673.0	-	673.0

Total operating expenses	325.4	290.5	996.3	370.0	1,982.2

Operating income/(loss)	8.3	134.1	(620.2)	94.9	(382.9)
Interest income	9.7	11.3	6.9	7.4	35.3
Interest expense	-	(1.2)	(3.5)	(7.3)	(12.0)
Other (expense)/income, net	(0.1)	0.8	3.2	6.0	9.9

Total other income, net	9.6	10.9	6.6	6.1	33.2

Income/(loss) from continuing
operations before income taxes
and equity in (losses)/earnings of
equity method investees	17.9	145.0	(613.6)	101.0	(349.7)
Income taxes	(5.4)	(36.0)	(17.5)	(29.9)	(88.8)
Equity in (losses)/earnings of equity
method investees	(0.2)	0.9	(0.6)	(1.1)	(1.0)

Income/(loss) from continuing	12.3	109.9	(631.7)	70.0	(439.5)
operations
Income/(loss) from discontinued operations	3.1	-	1.0	(1.0)	3.1

Net income/(loss)	15.4	109.9	(630.7)	69.0	(436.4)

Earnings per ordinary share
US GAAP
Net income – basic	3.1c	22.0c	(126.0c )	13.8c	(1)(87.2c )
Net income – diluted	3.1c	22.0c	(126.0c )	13.7c	(87.2c )
Non GAAP
Net income – diluted	10.1c	22.0c	12.8c	17.8c	(1)62.6c
Earnings per ADS

US GAAP
Net income – basic	9.3c	65.9c	(378.0c )	41.3c	(1)(261.7c )
Net income – diluted	9.2c	65.9c	(378.0c )	41.1c	(1)(261.7c )
Non GAAP
Net income – diluted	30.2c	65.9c	38.3c	53.4c	187.8c

(1)      These results do not cross cast due to a difference in the denominator used in the calculation.

1. The table below shows the SFAS 123R costs per category

	Adjusted Q1 2005 $M		Adjusted Q2 2005 $M		Adjusted Q3 2005 $M		Adjusted Q4 2005 $M		Adjusted YR 2005 $M

Cost of product sales	0.3		0.3		0.4		0.5		1.5
Research and development	0.6		0.6		0.8		0.9		2.9
Selling, general and administrative	5.6		5.6		6.4		6.8		24.4

Total operating expenses	6.5		6.5		7.6		8.2		28.8
Income tax credit	1.4		0.2		1.1		0.5		3.2

Total charge to net income	(5.1)		(6.3)		(6.5)		(7.7)		(25.6)

Diluted earnings adjustment per
ordinary share – US GAAP	(1.0c	)	(1.0c	)	(1.3c	)	(1.4c	)	(1)(5.1c	)
Diluted earnings adjustment per
ADS – US GAAP	(3.0)		(3.2c	)	(3.9c	)	(4.1c	)	(1)(15.3c	)
Diluted earnings adjustment per
ordinary share -- Non US GAAP	(0.9c	)	(1.0c	)	(1.1c	)	(1.3c	)	(1)(4.5c	)
Diluted earnings adjustment per
ADS -- Non US GAAP	(2.8c	)	(3.2c	)	(3.5c	)	(4.0c	)	(1)(13.6c	)

(1)      These results do not cross cast due to a difference in the denominator used in the calculation.

2. Non GAAP

For each quarter of 2005, Shire also reported a non GAAP measure which management believe provided useful information to investors regarding Shire's underlying performance. The retrospectively adjusted non GAAP numerators for diluted EPS, non GAAP Earnings per ordinary share and non GAAP Earnings per ADS for each quarter of 2005 and for the full year 2005 are less than that originally disclosed by the amounts shown in note 1 above.

2a. Non GAAP reconciliation of numerator for diluted EPS

	Adjusted Q1 2005 $M	Adjusted Q2 2005 $M	Adjusted Q3 2005 $M	Adjusted Q4 2005 $M	Adjusted YR 2005 $M

Net income/(loss) for basic EPS	15.4	109.9	(630.7)	69.0	(436.4)
Add back:
Loss/(gain) from discontinued
operations, net of tax	(3.1)	-	(1.0)	1.0	(3.1)

	12.3	109.9	(631.7)	70.0	(439.5)
Add back:
TKT in-process R&D write-off	-	-	673.0	-	673.0
TKT cost of product sales fair value	-	-	17.2	24.7	41.9
adjustment
New River upfront payments	50.0	-	-	-	50.0
New listed holding company costs	-	-	4.5	-	4.5
Reorganization costs	2.9	-	6.5	-	9.4
TKT integration costs	-	-	3.5	6.2	9.7
Gain on sale of drug formulation	-	-	-	(3.6)	(3.6)
business
Taxes on above adjustments	(14.8)	-	(8.9)	(7.7)	(31.4)

Numerator for non GAAP – diluted	50.4	109.9	64.1	89.6	314.0
EPS

2b. Non GAAP reconciliation of reported EPS

	Adjusted Q1 2005		Adjusted Q2 2005	Adjusted Q3 2005		Adjusted Q4 2005		Adjusted YR 2005

Diluted EPS per ordinary share	3.1c		22.0c	(126.0c	)	13.7c		(87.2c	)
Add back:
Loss/(gain) from discontinued
operations, net of tax	(0.6c	)	-	(0.2c	)	0.2c		(0.6c	)

Diluted EPS from continuing operations	2.5c		22.0c	(126.2c	)	13.9c		(87.8c	)
Change in denominator due to effect on
dilution of non GAAP adjustments (2)	-		-	1.6c		-		1.6c

	2.5c		22.0c	(124.6c	)	13.9c		(86.2c	)
Add back:
TKT in-process R&D write-off	-		-	132.7c		-		(1)133.0c
TKT cost of product sales fair value	-		-	3.4c		4.9c		8.3c
adjustment
New River upfront payments	9.9c		-	-		-		9.9c
New listed holding company costs	-		-	0.9c		-		0.9c
Reorganization costs	0.5c		-	1.3c		-		1.8c
TKT integration costs	-		-	0.7c		1.2c		1.9c
Gain on sale of drug formulation
business	-		-	-		(0.7c	)	(0.7c	)
Taxes on above adjustments	(2.8c	)	-	(1.6c	)	(1.5c	)	(1)(6.3c	)

Non GAAP – diluted EPS per ordinary
share	10.1c		22.0c	12.8c		17.8c		(1)62.6c

Non GAAP – diluted EPS per ADS	30.2c		65.9c	38.3c		53.4c		187.8c

Memo: previously reported non GAAP
EPS per ADS (prior to adoption of	33.0c		69.1c	41.8c		57.4c		201.4c
FAS123R)

(1)	These results do not cross cast due to a difference in the denominator used in the calculation.

(2)	Since the items added back result in positive non GAAP net income for Q3 2005 and the year to December 31, 2005, the options, warrants and convertible debt become dilutive under this measure and are therefore included in the calculation of the denominator for the non GAAP EPS.

(3)	The difference between these is reconciled in note 1 above.

ENDS